Exhibit 99.4

NORTH FORK BANCORPORATION, INC.
COMBINED WITH THE TRUST COMPANY OF NEW JERSEY
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2004
(In thousands, except ratios)

							North Fork/
	North Fork	Trustcompany	Pro Forma Adjustments				Trustcompany Pro Forma
	Historical	Historical	Debits		Credits		Combined
Assets:
Cash & Due from Banks	$407,025	$106,703	$43,401	(2C)	$61,890	(3)	$489,003
					6,236	(2D)
Money Market Investments	239,081	110,000	—		—		349,081
Securities:							—
Available-for-Sale	7,706,879	1,587,219	—		32,677	(2B)	9,232,505
					28,916	(2E)
Held-to-Maturity	169,264	—	—				169,264

Total Securities	7,876,143	1,587,219	—		61,593		9,401,769

Loans:
Held-for-Sale	3,209	18,941	—		—		22,150
Held-for-Investment	12,655,744	2,184,366	—		49,557	(2E)	14,790,553
Less: Allowance for Loan Losses	124,364	10,191	—		—		134,555

Net Loans Held-for-Investment	12,531,380	2,174,175	—		49,557		14,655,998

Goodwill	410,494	—	582,016	(2)	—		992,510
Identifiable Intangibles	11,984	1,846	39,352	(2F)	1,846	(2B)	51,336
Premises & Equipment, net	160,151	37,846	25,533	(2E)	—		223,530
Other Assets	334,670	166,986	40,623	(2E)	13,380	(2F)	556,755
			11,437	(2B)
			14,299	(3)
			2,120	(2D)

Total Assets	$21,974,137	$4,203,716	$758,781		$194,502		$26,742,132

Liabilities:
Deposits:
Demand	$4,233,526	621,353			—		4,854,879
Savings	3,846,837	550,668			—		4,397,505
NOW & Money Market	5,126,883	659,776			—		5,786,659
Time	2,736,242	1,389,077			11,136	(2E)	4,136,455

Total Deposits	15,943,488	3,220,874	—		11,136		19,175,498

Federal Funds Purchased & Collateralized Borrowings	2,955,362	664,795			35,002	(2E)	3,655,159
Subordinated Debt	488,402	—					488,402
Junior Subordinated Debt	273,942	—					273,942
Senior Notes	—	—					—
Accrued Expenses & Other Liabilities	729,164	41,592			8,737	(2E)	779,493

Total Liabilities	$20,390,358	$3,927,261	—		$54,875		$24,372,494

Stockholders’ Equity:
Common Stock	1,746	36,936	36,936	(2B)	204	(2A)	1,950
Additional Paid in Capital	376,408	31,370	31,370	(2B)	785,655	(2A)	1,162,063
Retained Earnings	1,872,989	186,909	186,909	(2B)	—		1,872,989
Accumulated Other Comprehensive Income/(Loss)	31,855	21,240	21,240	(2B)	—		31,855
Deferred Compensation	(88,502)	—			—		(88,502)
Treasury Stock, at Cost	(610,717)	—			—		(610,717)

Total Stockholders’ Equity	1,583,779	276,455	276,455		785,859		2,369,638

Total Liabilities and Stockholders’ Equity	$21,974,137	$4,203,716	$276,455		$840,734		$26,742,132

Tier 1 Capital	10.61%	10.23%					9.96%
Risk Adjusted Capital	15.43%	10.65%					14.12%
Leverage Capital	6.66%	6.00%					6.20%

See “Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements”

NORTH FORK BANCORPORATION, INC.
COMBINED WITH THE TRUST COMPANY OF NEW JERSEY
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Twelve Months Ended December 31, 2003
(in thousands, except per share amounts)

							North Fork/
	North Fork	Trustcompany	Pro Forma Adjustments				Trustcompany Pro Forma
	Historical	Historical	Debits		Credits		Combined
Interest Income:
Loans	$789,136	$134,377			$11,013	(4)	$934,526
Securities	321,129	68,974			3,614	(4)	393,717
Money Market Investments	640	1,234					1,874

Total Interest Income	1,110,905	204,585	—		14,627		1,330,117

Interest Expense:
Savings, NOW & Money Market Deposits	58,008	14,641					72,649
Time Deposits	54,127	35,903			5,568	(4)	84,462
Federal Funds Purchased & Collateralized Borrowings	150,724	28,103			11,296	(4)	167,531
Subordinated Debt	23,611	—					23,611
Junior Subordinated Debt	8,921	—					8,921
Senior Notes	—	—					—

Total Interest Expense	295,391	78,647	—		16,864		357,174

Net Interest Income	815,514	125,938	—		31,491		972,943
Provision for Loan Losses	26,250	12,800					39,050

Net Interest Income after Provision for Loan Losses	789,264	113,138			31,491		933,893

Non-Interest Income:
Customer Related Fees & Service Charges	82,406	19,282					101,688
Investment Management, Commissions & Trust Fees	13,712	2,012					15,724
Mortgage Banking Income	10,065	11,439					21,504
Other Operating Income	33,866	5,517					39,383
Securities Gains, net	15,762	1,190					16,952

Total Non-Interest Income	155,811	39,440					195,251

Non-Interest Expense:
Employee Compensation & Benefits	191,758	52,496					244,254
Occupancy & Equipment, net	66,929	24,091	462	(4)			91,482
Other Operating Expenses	71,661	42,190					113,851
Amortization of Identifiable Intangibles	3,567	194	8,218	(4)			11,979
Merger Related Costs	—	7,173					7,173
Debt Restructuring Costs	11,955	6,027					17,982

Total Non-Interest Expense	345,870	132,171	8,680				486,721

Income Before Income Taxes on Continuing Operations	599,205	20,407	8,680		31,491		642,423
Provision for Income Taxes on Continuing Operations	202,840	2,336	2,951		10,707		212,932

Net Income from Continuing Operations	$396,365	$18,071	$5,729		$20,784		$429,491

Earnings Per Share on Continuing Operations:
Basic	$2.63	$0.99					$2.51
Diluted	2.60	0.95					2.48
Weighted Average Shares Outstanding:
Basic	150,869	18,339				(6)	171,242
Diluted	152,516	18,934				(6)	172,889

See “Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements”

NORTH FORK BANCORPORATION, INC.
COMBINED WITH THE TRUST COMPANY OF NEW JERSEY
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended March 31, 2004
(in thousands, except per share amounts)

							North Fork/
	North Fork	Trustcompany	Pro Forma Adjustments				Trustcompany Pro Forma
	Historical	Historical	Debits		Credits		Combined
Interest Income:
Loans	$194,200	$32,060			$2,409	(4)	$228,669
Securities	73,260	16,767			904	(4)	90,931
Money Market Investments	203	130					333

Total Interest Income	267,663	48,957	—		3,313		319,933

Interest Expense:
Savings, NOW & Money Market Deposits	15,011	3,167					18,178
Time Deposits	10,736	7,329			928	(4)	17,137
Federal Funds Purchased & Collateralized Borrowings	28,603	6,418			2,768	(4)	32,253
Subordinated Debt	4,545	—					4,545
Junior Subordinated Debt	1,939	—					1,939
Senior Notes	—	—					—

Total Interest Expense	60,834	16,914	—		3,696		74,052

Net Interest Income	206,829	32,043	—		7,009		245,881
Provision for Loan Losses	6,500	1,310					7,810

Net Interest Income after Provision for Loan Losses	200,329	30,733	—		7,009		238,071

Non-Interest Income:
Customer Related Fees & Service Charges	21,771	4,565					26,336
Investment Management, Commissions & Trust Fees	3,924	788					4,712
Mortgage Banking Income	1,160	391					1,551
Other Operating Income	6,986	1,110					8,096
Securities Gains, net	7,888	8,972					16,860

Total Non-Interest Income	41,729	15,826	—		—		57,555

Non-Interest Expense:
Employee Compensation & Benefits	51,077	18,939					70,016
Occupancy & Equipment, net	17,625	6,114	116	(4)			23,855
Other Operating Expenses	17,946	8,391					26,337
Amortization of Identifiable Intangibles	781	49	1,922	(4)			2,752
Merger Related Costs	—	1,691					1,691
Debt Restructuring Costs	—	—					—

Total Non-Interest Expense	87,429	35,184	2,038		—		124,651

Income Before Income Taxes on Continuing Operations	154,629	11,375	2,038		7,009		170,975
Provision for Income Taxes on Continuing Operations	52,110	3,281	693		2,383		57,081

Net Income from Continuing Operations	$102,519	$8,094	$1,345		$4,626		$113,894

Earnings Per Share from Continuing Operations:
Basic	$0.69	$0.44					$0.68
Diluted	0.68	0.42					0.67
Weighted Average Shares Outstanding:
Basic	148,269	18,417				(6)	168,639
Diluted	150,246	19,217				(6)	170,616

See “Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements”

NOTES TO THE UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet (“Pro Forma Balance Sheet”) combines the historical Balance Sheets of North Fork and Trustcompany giving effect to the consummation of the merger as of March 31, 2004. The following Unaudited Pro Forma Combined Condensed Consolidated Statements of Income (“Pro Forma Income Statements”) for the years ended December 31, 2003 and the three months ended March 31, 2004 give effect to the consummation of the merger as if such transactions had become effective on January 1, 2003. The merger will be accounted for using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements (“Pro Forma Financial Statements”).

     The Pro Forma Financial Statements included herein are presented for information purposes only. They include various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future. These statements and accompanying notes should be read together with the historical financial statements, including the notes thereto, of North Fork and Trustcompany that we have presented in our prior filings with the SEC.

     We anticipate that the merger will provide the combined company with financial benefits including cost savings and enhanced revenue opportunities. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect benefits of expected cost savings or revenue opportunities and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during these period.

Note (1) Basis of Presentation

     The Trustcompany merger was completed on May 14, 2004 through the exchange of 1.0 share of North Fork’s common stock for each outstanding common share of Trustcompany (exchange ratio of 1.0).

     Trustcompany’s actual fair value adjustments for securities, loans, premises & equipment, deposits and borrowings were determined by the management of North Fork with the assistance of certain investment banking and consulting firms. The resulting premiums and discounts for purposes of the Pro Forma Financial Statements, where appropriate, are being amortized and accreted into income as more fully described in Notes 4 and 9.

     Deferred tax assets and liabilities were recorded to reflect the tax consequences associated with differences between the tax basis and book basis of the assets acquired and liabilities assumed, using an effective tax rate of 34%. North Fork’s and Trustcompany’s, effective tax rates for the twelve months ended December 31, 2003 and for the three months ended March 31, 2004 were 33.9% and 11.5% respectively, and 33.7% and 28.8% respectively. North Fork calculated an expected pro forma combined effective tax rate of 34% based on the basis of federal, state and local statutory tax rates in effect at December 31, 2003 and March 31, 2004.

     Certain reclassifications have been made to Trustcompany’s historical financial information in order to conform to North Fork’s financial information.

Trustcompany’s Pro Forma Adjustments

Note (2)

     A reconciliation of the excess consideration paid by North Fork over Trustcompany’s net assets acquired (“Goodwill”) is as follows (in thousands):

Cost to Acquire Trustcompany:	Note
North Fork Common Stock Issued	(2A)			$785,859
Cash Paid for Transaction Costs, Net of Taxes (1)	(3)			47,591

Consideration Paid for Trustcompany				833,450
Trustcompany Net Assets at Fair Value:
Trustcompany Stockholders’ Equity at March 31, 2004	(2B)	$276,455
Add: Cash Received for Stock Options and Related Tax Benefit (1)	(2C)	43,401
Less: Pre-Merger In-Store Branch Closures, Net of Taxes	(2D)	(4,116)
Less: Write-off of Identifiable Intangibles	(2B)	(1,846)
Less: Reversal of Accumulated Other Comprehensive Income	(2B)	(21,240)

Subtotal			$292,654
Fair Value Adjustments:
Securities Available-for-Sale	(2E)	(28,916)
Loans Held-for-Investment	(2E)	(49,557)
Locked Loan Commitments	(2E)	(8,737)
Premises & Equipment (2)	(2E)	25,533
Time Deposits	(2E)	(11,136)
Collateralized Borrowings	(2E)	(35,002)

Fair Value Adjustments		(107,815)
Tax Effect of Fair Value Adjustments (1)		40,623

Total Adjustment to Net Assets Acquired			(67,192)

Adjusted Net Assets Acquired				225,462

Subtotal				607,988
Core Deposit Intangible	(2F)		39,352
Tax Effect of Core Deposit Intangible (1)			(13,380)

Net Core Deposit Intangible				25,972

Estimated Goodwill Recognized				$582,016

(1)	Assumed effective tax rate of 34%

(2)	Includes a land fair value adjustment of $11.7 million.

     Purchase accounting adjustments were estimated as follows:

A.	Issuance of 20,369,597 shares of North Fork’s common stock at $38.58 (North Fork’s average closing price from December 12, 2003 to December 18, 2003) for Trustcompany’s 18,467,935 outstanding shares of common stock plus 1,901,662 employee stock options assumed to be exercised prior to the Trustcompany merger at an exchange ratio of 1.0 (See item 2C below). These pro forma adjustments include $204 thousand to common stock and $785.7 million to additional paid in capital.

B.	Elimination of Trustcompany’s stockholders’ equity at March 31, 2004 including accumulated other comprehensive income which represents the reversal of the unrealized gain on available-for-sale securities (net of an $11.4 million deferred tax liability) and the write-off of Trustcompany’s existing core deposit intangible.

C.	Cash proceeds from the exercise of 1,901,662 employee stock options (weighted average grant price of $20.646), inclusive of related tax benefits approximating $4.1 million. This assumes all Trustcompany’s stock options outstanding are exercised for cash at the Trustcompany merger date.

D.	In-store branch closure costs, net of taxes of $4.1 million ($6.2 million less $2.1 million in related tax benefit) represent the exit costs incurred in connection with Trustcompany’s previously announced plans to close an additional 20 in-store branches. The closures were completed during the second quarter of 2004, prior to the merger. Exit costs consist of lease termination charges and equipment write-offs.

E.	Actual fair value adjustments reflect the allocation of the acquisition cost to assets acquired and liabilities assumed based on their fair values.

F.	North Fork retained an independent valuation firm to assist in the core deposit intangible valuation. The related premium is being amortized over its estimated useful life of 8 years on an accelerated basis.

Note (3)

     Transaction and direct acquisition costs associated with the Trustcompany merger were $47.6 million, net of taxes. Transaction and direct acquisition costs have been determined in accordance with the criteria specified in the EITF Issue No. 95-3 “Recognition of Liabilities in Connection with a Purchase Business Combination” and included in the Pro Forma Balance Sheet as a component of Goodwill (See Note (2) above). A summary of these costs are as follows:

(in thousands)
Professional Fees	$12,959
Merger Related Compensation and Severance	13,852
Facilities and Systems	20,012
Other Merger Related Costs	15,067

Total Pre-Tax Transaction Costs	61,890
Less: Related Tax Benefit	14,299

Estimated Transaction Costs, Net of Taxes	$47,591

     Professional fees include investment banking, legal and other professional fees and expenses associated with stockholder and customer notifications. Merger related compensation and severance costs include employee severance, compensation arrangements, transitional staffing and related employee benefit expenses. Facilities and system costs include lease termination charges and equipment write-offs resulting from the elimination of Trustcompany’s headquarters and operational facilities. Also reflected are the costs associated with the cancellation of certain data and item processing contracts and the deconversion of Trustcompany’s computer systems. Other merger related costs include: (a) costs associated with obtaining directors’ and officers’ liability insurance for Trustcompany directors and officers subsequent to the merger; (b) estimated consulting costs associated with employee benefits and other employee related matters for terminated employees and the assessment of computer systems and programs which will be discontinued upon consummation of the merger; (c) the write-off of certain other assets (e.g., prepaid expenses) which will provide no continuing benefit to the combined entity upon consummation of the merger; and (d) the purchase of fiduciary liability insurance. Merger-related costs incurred by Trustcompany were expensed as incurred and totaled $7.2 million and $1.7 million for the periods ended December 31, 2003 and March 31, 2004, respectively. These costs have not been included in the above table. All other expenses incurred by North Fork were capitalized or expensed as incurred, based on the nature of the costs and North Fork’s accounting policies for these costs.

Note (4)

     The following table summarizes the actual fair value adjustments included on the Pro Forma Balance Sheet and the impact of amortizing and/or accreting the respective adjustments into income over their estimated useful lives:

			Twelve Months Ended	Three Months Ended
		Estimated	December 31, 2003	March 31, 2004
	Premiums/	Life	Amortization/	Amortization/
Category	(Discounts)	In Years	(Accretion)	(Accretion)
Securities	($28,916)	8	($3,614)	($904)
Loans	(49,557)	8	(11,013)	(2,409)
Buildings	13,871	30	462	116
Time Deposits	(11,136)	3	(5,568)	(928)
Collateralized Borrowings	(35,002)	5	(11,296)	(2,768)
Core Deposit Intangible	39,352	8	8,218	1,922

Total	($71,388)		($22,811)	($4,971)

The level yield method has been utilized for the adjustments above with the exception of the premium recorded on Buildings, which will be recognized using the straight-line method.

Note (5)

     The following table summarizes the impact of the amortization/(accretion) of the purchase accounting adjustments made in connection with the Trustcompany merger on North Fork’s results of operations for the following years, assuming such transaction had become effective on January 1, 2003:

			Net (Increase)/
			Decrease in
Projected Future Amounts	Core Deposit	Net Amortization/	Income Before
for the Years Ended December 31,	Intangible	(Accretion)	Taxes
2003	$8,218	($31,029)	($22,811)
2004	7,688	(27,573)	(19,885)
2005	6,595	(21,345)	(14,750)
2006	5,502	(14,078)	(8,576)
2007	4,409	(9,170)	(4,761)
2008 and Thereafter	6,940	(7,545)	(605)

The average useful life of the core deposit intangible was 8 years and is being amortized utilizing the accelerated basis determined in preparing the valuation analysis.

Note (6)

     For the twelve months ended December 31, 2003, basic and fully diluted weighted average common stock and common stock equivalents outstanding were determined by adding North Fork’s historical weighted average number of shares of common stock and common stock equivalents and the 20,372,767 shares assumed to be issued to Trustcompany’s stockholders under the terms of the merger agreement (18,387,801 shares of common stock outstanding at December 31, 2003 plus 1,984,966 stock options outstanding at December 31, 2003).

     For the three months ended March 31, 2004, basic and fully diluted weighted average common stock and common stock equivalents outstanding were determined by adding North Fork’s historical weighted average number of shares of common stock and common stock equivalents and the 20,369,597 shares assumed to be issued to Trustcompany’s stockholders under the terms of the merger agreement (18,467,935 shares of common stock outstanding at March 31, 2004 plus 1,901,662 stock options outstanding at March 31, 2004).